HIGH INCOME ADVANTAGE TRUST II  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS January 31, 1998

DEAR SHAREHOLDER:

Continuing the trend of recent years, high-yield bonds remained one of the better-performing sectors of the fixed-income market for calendar 1997. Benefiting from a healthy economy, improved credit quality and a relatively favorable interest-rate environment, the high-yield market posted a strong double-digit return for the year. This performance compares favorably with the single-digit returns generated by the high-quality end of the fixed-income market for the same period.

Reviewing the past six-month period, despite some market weakness in October and November, as a result of the emerging market crisis, the sector finished on a high note. Continued strength in the economy has resulted in solid earnings improvements on the part of many high-yield companies during the year, and provided the fuel for the sharp equity market advance experienced in 1997. Many high-yield companies have taken advantage of higher equity valuations to raise equity and strengthen their own balance sheets. The resulting credit quality improvement has helped keep the high-yield market's performance strong relative to that of many of the other fixed-income markets.

PERFORMANCE AND PORTFOLIO STRATEGY

In this context, High Income Advantage Trust II produced a total return of 3.66 percent for the six-month period ended January 31, 1998, based on its month end closing market price on the New York Stock Exchange (NYSE) of $6 1/2 per share. Based on its net asset value (NAV) of $5.68 per share, the Trust's total return for the same period was 3.90 percent. Over the past six months, the Trust continued to distribute regular income dividends at a rate of $0.0525 per share per month. For the full six-month period, the Trust's distributions totaled $0.4217 per share, including an extra income dividend of $0.1067 per share paid on December 19, 1997. On January 31, 1998, the Trust's net assets exceeded $202.4 million.

HIGH INCOME ADVANTAGE TRUST II

As the economy has continued to expand over the past few years, the Trust has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential. Given our expectation for continued growth in the economy this year, we continue to feel that many of these issues are very attractive investments. However, in light of the lower market yields available today and the potential for a modest correction in the market, we have taken some defensive steps for the portfolio over the past year. This includes increasing our allocation to the higher-quality end of the market (BB-rated issues or higher). We feel that these holdings will better protect shareholders during a potentially nervous market environment as well as provide the liquidity and portfolio flexibility needed to take advantage of future opportunities. In addition, the Trust has sold many of its heavily cyclical positions and is now focused mainly on more predictable, recession-resistant and growth sectors of the economy, such as food/beverage, health care, telecommunications, media and cable. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for many of the Trust's individual holdings. Finally, in keeping with our more conservative posture, we continue to limit our exposure to the foreign emerging high-yield markets, given the potential risk associated with the ongoing emerging market crisis.

LOOKING AHEAD

The one- to two-year outlook for the high-yield market remains favorable, with our expectations for continued economic growth. We caution, however, that during this period the possibility exists for another round of investor nervousness in reaction to potential Federal Reserve Board moves or another disruption in foreign emerging markets.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE II

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien
For.........................................................  26,610,516
Withheld....................................................     617,207

Manuel H. Johnson
For.........................................................  26,633,806
Withheld....................................................     593,917

John L. Schroeder
For.........................................................  26,576,603
Withheld....................................................     651,120

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael E. Nugent, and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

For.........................................................  26,263,715
Against.....................................................     230,881
Abstain.....................................................     733,127

(3) ELIMINATION OF THE TRUST'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN RESTRICTED SECURITIES:

For.........................................................  15,220,440
Against.....................................................   1,297,240
Abstain.....................................................   2,123,115

The shareholders of the Trust voted to eliminate a fundamental policy of the Trust which provided that the Trust could not invest more than 10% of its total assets in restricted securities which policy could only be changed by shareholder vote. The elimination of this fundamental policy enables the Trust to participate more fully in investment opportunities in the high-yield market. The Trust's current policy with respect to restricted securities is non-fundamental with investment limits in such securities set by the Board of Trustees of the Trust in response to changes in the markets for such securities.

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (92.4%)
            Aerospace (1.0%)
$  2,000    Sabreliner Corp. (Series B)..........  12.50%    04/15/03    $ 2,110,000
                                                                         -----------

            Automotive (2.6%)
   5,000    Toyota Motor Credit Corp.............  15.00     09/25/98      5,295,150
                                                                         -----------

            Broadcast Media (6.9%)
   1,500    Adams Outdoor Advertising L.P........  10.75     03/15/06      1,672,500
   2,000    Australis Holdings Ltd.
            (Australia)..........................  15.00++   11/01/02      1,000,000
   2,000    Echostar DBS Corp....................  12.50     07/01/02      2,232,500
   2,000    Echostar Satellite Broadcasting......  13.125++  03/15/04      1,760,000
   2,000    Paxson Communications Corp...........  11.625    10/01/02      2,152,619
   2,000    Spanish Broadcasting System, Inc.....  12.50     06/15/02      2,302,500
   4,000    TCI Satellite Entertainment,
             Inc. - 144A*........................  12.25++   02/15/07      2,770,000
                                                                         -----------
                                                                          13,890,119
                                                                         -----------
            Business Services (5.7%)
   4,000    Anacomp, Inc. (Series B).............  10.875    04/01/04      4,210,000
   2,000    Comforce Operating Inc. - 144A*......  12.00     12/01/07      2,080,000
   5,000    Xerox Credit Corp....................  15.00     10/07/98      5,311,850
                                                                         -----------
                                                                          11,601,850
                                                                         -----------
            Cable & Telecommunications (16.5%)
   1,500    Adelphia Communications, Inc. (Series
             B)..................................   9.875    03/01/07      1,642,500
   4,000    Advanced Radio Telecommunications
             (Units)++...........................  14.00     02/15/07      4,040,000
   1,500    American Communications Services,
             Inc.................................  13.75     07/15/07      1,822,500
   1,500    Cablevision Systems Corp.............   9.875    04/01/23      1,665,000
   1,500    Charter Communication South East L.P.
             (Series B)..........................  11.25     03/15/06      1,672,500
   1,510    Falcon Holdings Group L.P. (Series
              B).................................  11.00+    09/15/03      1,690,668
   1,500    FrontierVision Operating Partners,
              L.P................................  11.00     10/15/06      1,680,000
   1,000    GST Equipment Funding Corp...........  13.25     05/01/07      1,187,500
   3,000    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25     09/01/04      3,435,000
  25,050    In-Flight Phone Corp. (Series B)
            (a)..................................  14.00++   05/15/02      3,507,000
   1,500    IXC Communications, Inc. (Series
              B).................................  12.50     10/01/05      1,740,000
   1,500    NextLink Communications, Inc.........  12.50     04/15/06      1,740,000
   2,000    Paging Network, Inc..................  10.125    08/01/07      2,090,000
   2,000    Peoples Telephone Co., Inc...........  12.25     07/15/02      2,150,000
   1,500    Rifkin Acquisition Partners L.P......  11.125    01/15/06      1,659,375
   2,000    Winstar Communications, Inc..........  14.00++   10/15/05      1,670,000
                                                                         -----------
                                                                          33,392,043
                                                                         -----------
            Computer Equipment (2.0%)
   3,700    IBM Credit Corp......................  15.00     02/02/99      4,044,174
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Products (2.8%)
$  2,500    J.B. Williams Holdings, Inc. ........  12.00%    03/01/04    $ 2,587,500
   4,000    Renaissance Cosmetics, Inc. .........  11.75     02/15/04      3,000,000
                                                                         -----------
                                                                           5,587,500
                                                                         -----------
            Containers (2.1%)
   2,000    Mail - Well Corp. ...................  10.50     02/15/04      2,160,000
   2,000    Packaging Resources, Inc. ...........  11.625    05/01/03      2,120,000
                                                                         -----------
                                                                           4,280,000
                                                                         -----------
            Electrical & Alarm Systems (1.7%)
   4,500    Mosler, Inc. ........................  11.00     04/15/03      3,510,000
                                                                         -----------

            Entertainment/Gaming & Lodging (14.1%)
   1,500    AMF Group Inc. (Series B)............  10.875    03/15/06      1,663,125
   2,000    Fitzgeralds Gaming Corp. - 144A*.....  12.25     12/15/04      2,080,000
   4,000    Lady Luck Gaming Finance Corp. ......  11.875    03/01/01      4,120,000
   5,800    Motels of America, Inc. (Series B)...  12.00     04/15/04      5,626,000
   2,000    Players International, Inc. .........  10.875    04/15/05      2,190,000
   2,000    Plitt Theaters, Inc. (Canada)........  10.875    06/15/04      2,167,500
   2,000    Station Casinos, Inc. ...............   9.625    06/01/03      2,087,500
   4,000    Stuart Entertainment, Inc. (Series
              B).................................  12.50     11/15/04      3,240,000
   5,000    Walt Disney Co. .....................  15.00     12/14/98      5,402,400
                                                                         -----------
                                                                          28,576,525
                                                                         -----------
            Finance (4.6%)
   3,700    General Electric Capital Corp. ......  15.00     01/21/99      4,028,005
   5,000    Household Finance Corp. .............  15.00     09/25/98      5,286,900
                                                                         -----------
                                                                           9,314,905
                                                                         -----------
            Foods & Beverages (10.6%)
   4,000    Envirodyne Industries, Inc. .........  10.25     12/01/01      3,980,000
   3,700    General Mills, Inc. .................  15.00     01/29/99      4,040,363
   5,750    PepsiCo, Inc. .......................  15.00     08/06/98      6,026,000
   1,500    Sparking Spring Water - 144A*
              (Canada)...........................  11.50     11/15/07      1,560,000
  13,205    Specialty Foods Acquisition Corp.
              (Series B).........................  13.00++   08/15/05      5,810,200
                                                                         -----------
                                                                          21,416,563
                                                                         -----------
            Healthcare (2.8%)
   2,000    Unilab Corp. ........................  11.00     04/01/06      2,055,000
   4,125    Unison Healthcare Corp. - 144A*......  12.25     11/01/06      3,547,500
                                                                         -----------
                                                                           5,602,500
                                                                         -----------
            Manufacturing (3.2%)
   2,000    Berry Plastics Corp. ................  12.25     04/15/04      2,200,000
   1,500    International Wire Group, Inc. ......  11.75     06/01/05      1,665,000
   2,500    Uniroyal Technology Corp. ...........  11.75     06/01/03      2,606,250
                                                                         -----------
                                                                           6,471,250
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Manufacturing - Diversified (4.6%)
$  2,000    Interlake Corp. .....................  12.125%   03/01/02    $ 2,067,500
   2,000    J.B. Poindexter & Co., Inc. .........  12.50     05/15/04      1,900,000
   8,536    Jordan Industries, Inc. (Series B)...  11.75++   04/01/09      5,292,320
                                                                         -----------
                                                                           9,259,820
                                                                         -----------
            Oil & Gas (0.8%)
   1,500    Texaco Capital, Inc. ................  15.00     01/13/99      1,629,210
                                                                         -----------

            Publishing (1.7%)
   1,500    American Media Operations, Inc. .....  11.625    11/15/04      1,627,500
   1,875    United States Banknote Corp. ........  10.375    06/01/02      1,886,719
                                                                         -----------
                                                                           3,514,219
                                                                         -----------
            Restaurants (5.0%)
  12,025    American Restaurant Group Holdings,
              Inc. ..............................  14.00     12/15/05      3,487,250
   2,000    Carrols Corp. .......................  11.50     08/15/03      2,120,000
   4,000    FRD Acquisition Corp. (Series B).....  12.50     07/15/04      4,460,000
                                                                         -----------
                                                                          10,067,250
                                                                         -----------
            Retail - Food Chains (2.8%)
   2,000    Mrs. Fields Original - 144A*.........  10.125    12/01/04      2,025,000
   1,000    Pantry Inc. - 144A*..................  10.25     10/15/07      1,040,000
     750    Pueblo Xtra International (Series
              C).................................   9.50     08/01/03        712,500
   2,000    Pueblo Xtra International............   9.50     08/01/03      1,900,000
                                                                         -----------
                                                                           5,677,500
                                                                         -----------
            Textiles (0.9%)
   4,000    U.S. Leather, Inc. (b)...............  10.25     07/31/03      1,880,000
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $196,805,949)............................   187,120,578
                                                                         -----------
NUMBER OF
 SHARES
--------
            COMMON STOCKS (c) (4.7%)
            Automotive (0.0%)
      91    Northern Holdings Industrial Corp. - 144A* (d)............       --
                                                                         -----------
            Entertainment/Gaming & Lodging (0.1%)
   5,000    Motels of America, Inc. - 144A*...........................       250,000
                                                                         -----------

            Foods & Beverages (0.1%)
 225,000    Specialty Foods Acquisition Corp. - 144A*.................       225,000
                                                                         -----------

            Manufacturing - Diversified (1.1%)
  67,300    Thermadyne Holdings Corp. (d).............................     2,271,375
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

NUMBER OF
 SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
            Restaurants (0.0%)
   12,500   American Restaurant Group Holdings, Inc. - 144A*..........   $    12,500
                                                                         -----------

            Retail (3.4%)
1,379,875   County Seat Stores Corp. (d)(e)...........................     6,830,381
                                                                         -----------

            TOTAL COMMON STOCKS(Identified Cost $16,268,616)..........     9,589,256
                                                                         -----------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (c) (0.1%)
            Aerospace (0.0%)
   6,000    Sabreliner Corp. - 144A*......................   04/15/03         60,000
                                                                         -----------

            Broadcast Media (0.0%)
   2,000    Australis Holdings Ltd. - 144A* (Australia)...   10/30/01        --
                                                                         -----------

            Cable & Telecommunications (0.1%)
   2,000    Hyperion Telecommunication, Inc. (Series B) -
             144A*........................................   04/01/01        180,075
                                                                         -----------

            Containers (0.0%)
   5,000    Crown Packaging Holdings, Ltd. - 144A*........   11/01/03        --
                                                                         -----------

            Entertainment/Gaming & Lodging (0.0%)
   3,000    Fitzgeralds Gaming Corp.......................   12/19/98         13,529
   2,900    Fitzgeralds South Inc. - 144A*................   03/15/99        --
                                                                         -----------
                                                                              13,529
                                                                         -----------
            Retail (0.0%)
   5,000    County Seat Holdings Co. (a)..................   10/15/98        --
                                                                         -----------

            TOTAL WARRANTS
            (Identified Cost $556,420)................................       253,604
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS January 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (2.1%)
            U.S. GOVERNMENT AGENCY (f) (2.0%)
 $ 4,000    Federal Home Loan Mortgage Corp.
            (Amortized Cost $3,999,381)..........     5.57 % 02/02/98   $  3,999,381
                                                                        ------------

            REPURCHASE AGREEMENT (0.1%)
     125    The Bank of New York (dated 01/30/98;
             proceeds $124,898) (g)
            (Identified Cost $124,861)...........     5.375  02/02/98        124,861
                                                                        ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $4,124,242)..............................     4,124,242
                                                                        ------------

            TOTAL INVESTMENTS
            (Identified Cost $217,755,227) (h).................  99.3%   201,087,680

            OTHER ASSETS IN EXCESS OF LIABILITIES..............   0.7      1,353,992
                                                                -----   ------------

            NET ASSETS........................................  100.0%  $202,441,672
                                                                =====   ============

---------------------
 *   Resale is restricted to qualified institutional investors.
 +   Payment-in-kind security.
 ++ Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
 ++ Consists of one or more class of securities traded together as a unit; bonds with attached stocks and warrants.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Non-income producing security.
(d)  Acquired through exchange offer.
(e) Includes 495,066 shares which are due from the issuer pursuant to a reorganization.
(f) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(g) Collateralized by $91,474 U.S. Treasury Bond 8.75% due 08/15/20 valued at $127,358.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,948,392 and the aggregate gross unrealized depreciation is $27,615,939, resulting in net unrealized depreciation of $16,667,547.


        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $217,755,227).........  $ 201,087,680
Receivable for:
    Interest............................      5,088,865
    Investments sold....................      1,279,541
Prepaid expenses and other assets.......          4,285
                                          -------------

    TOTAL ASSETS........................    207,460,371
                                          -------------

LIABILITIES:
Payable for:
    Investments purchased...............      4,750,309
    Investment management fee...........        149,353
Accrued expenses and other payables.....        119,037
                                          -------------

    TOTAL LIABILITIES...................      5,018,699
                                          -------------

    NET ASSETS..........................  $ 202,441,672
                                          =============

COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 344,428,742
Net unrealized depreciation.............    (16,667,547)
Accumulated undistributed net investment
 income.................................      2,556,617
Accumulated net realized loss...........   (127,876,140)
                                          -------------

    NET ASSETS..........................  $ 202,441,672
                                          =============

NET ASSET VALUE PER SHARE,
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................          $5.68
                                          =============
STATEMENT OF OPERATIONS
For the six months ended January 31, 1998 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.........................  $  14,584,590
                                          -------------

EXPENSES
Investment management fee...............        775,628
Transfer agent fees and expenses........         64,012
Professional fees.......................         30,329
Shareholder reports and notices.........         17,512
Registration fees.......................         13,718
Custodian fees..........................          9,406
Trustees' fees and expenses.............          8,940
Other...................................          5,615
                                          -------------

    TOTAL EXPENSES......................        925,160
                                          -------------

    NET INVESTMENT INCOME...............     13,659,430
                                          -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................     (5,377,017)
Net change in unrealized depreciation...      1,720,803
                                          -------------

    NET LOSS............................     (3,656,214)
                                          -------------

NET INCREASE............................  $  10,003,216
                                          =============

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                                           FOR THE YEAR
                                                          FOR THE SIX         ENDED
                                                          MONTHS ENDED       JULY 31,
                                                        JANUARY 31, 1998       1997
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................    $ 13,659,430     $ 25,853,170
Net realized loss.....................................      (5,377,017)     (20,201,090)
Net change in unrealized depreciation.................       1,720,803       16,026,797
                                                          ------------     ------------

    NET INCREASE......................................      10,003,216       21,678,877

Dividends from net investment income..................     (15,017,070)     (26,982,213)
                                                          ------------     ------------

    NET DECREASE......................................      (5,013,854)      (5,303,336)

NET ASSETS:
Beginning of period...................................     207,455,526      212,758,862
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,556,617 and $3,914,257, respectively)..........    $202,441,672     $207,455,526
                                                          ============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 1998, aggregated $89,609,919 and $82,782,505, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At January 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $12,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended January 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,614. At January 31, 1998, the Trust had an accrued pension liability of $48,567 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, July 31, 1996, 1997 and January 31, 1998...........  35,611,307   $356,113    $344,072,629
                                                              ==========   ========    ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
-----------------  ---------   ----------------  -----------------
January 27, 1998    $0.0525    February 6, 1998  February 20, 1998
February 24, 1998   $0.0525     March 6, 1998     March 20, 1998

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS January 31, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At July 31, 1997, the Trust had a net capital loss carryover of approximately $111,434,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through July 31 of the following years:

                     AMOUNTS IN THOUSANDS
---------------------------------------------------------------
1998     1999      2000      2002     2003      2004      2005
----   --------   -------   ------   -------   -------   ------
$213   $ 20,947   $29,353   $8,278   $23,309   $20,038   $9,296
====   ========   =======   ======   =======   =======   ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $7,755,000 during fiscal 1997. As of July 31, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                         FOR THE SIX                      FOR THE YEAR ENDED JULY 31
                                                         MONTHS ENDED        ----------------------------------------------------
                                                       JANUARY 31, 1998        1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................        $ 5.83            $ 5.97     $ 6.08     $ 6.31     $ 6.60     $ 6.43
                                                             ------            ------     ------     ------     ------     ------
Net investment income................................          0.38              0.73       0.73       0.70       0.69       0.77
Net realized and unrealized gain (loss)..............         (0.11)            (0.11)     (0.17)     (0.21)     (0.28)      0.31
                                                             ------            ------     ------     ------     ------     ------
Total from investment operations.....................          0.27              0.62       0.56       0.49       0.41       1.08
                                                             ------            ------     ------     ------     ------     ------
Less dividends from net investment income............         (0.42)            (0.76)     (0.67)     (0.72)     (0.70)     (0.91)
                                                             ------            ------     ------     ------     ------     ------
Net asset value, end of period.......................        $ 5.68            $ 5.83     $ 5.97     $ 6.08     $ 6.31     $ 6.60
                                                             ======            ======     ======     ======     ======     ======
Market value, end of period..........................        $ 6.50            $6.688     $6.125     $6.125     $ 6.25     $6.875
                                                             ======            ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN+.............................          3.66%(1)         22.75%     11.31%     10.29%      0.90%     22.16%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          0.89%(2)          0.89%      0.91%      0.93%      0.94%      0.95%
Net investment income................................         13.21%(2)         12.57%     12.06%     11.81%     10.33%     12.17%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............      $202,442          $207,456   $212,759   $216,605   $224,681   $235,039
Portfolio turnover rate..............................            42%(1)            90%        89%        70%       113%       138%

---------------------

+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




HIGH
INCOME
ADVANTAGE
TRUST II




Semiannual Report
January 31, 1998